Income Tax - Summary of Reconciliation between the Charge to Income for Income Tax and the One that would Result from Applying the Prevailing Tax Rate on Net Income Before Income Tax Arising from the Consolidated Statements of Comprehensive Income (Detail) - ARS ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Reconciliation of accounting profit multiplied by applicable tax rates [abstract]
Net income before income tax	$ 8,703	$ (29,804)	$ 29,063
Statutory tax rate	35.00%	35.00%	35.00%
Statutory tax rate applied to net income before income tax	$ (3,046)	$ 10,431	$ (10,172)
Effect of the valuation of property, plant and equipment and intangible assets measured in functional currency	(18,185)	(19,543)	(31,200)
Exchange differences	12,318	12,237	19,164
Effect of the valuation of inventories	(1,558)	(1,819)	(2,412)
Income on investments in associates and joint ventures	500	206	111
Effect by change of tax rate	13,892
Miscellaneous	48	(87)	(128)
Income tax	$ 3,969	$ 1,425	$ (24,637)